                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 13, 1994
(Date of earliest event reported)

                   INTERNATIONAL BUSINESS MACHINES CORPORATION
             (Exact name of registrant as specified in its charter)

New York                               1-2360                   13-0871985
(State of Incorporation)            (Commission                (IRS employer
                                    File Number)             Identification No.)

New Orchard Road, Armonk, New York                                 10504
(Address of principal executive offices)                         (Zip Code)

                                  914-499-1900
                         (Registrant's telephone number)

Item 5. Other Events

Pursuant to Rule 416 under the Securities Act of 1933 and in a manner consistent with interpretation B-74 of the Division of Corporation Finance's Manual of Publicly Available Telephone Interpretations relating thereto, the Company is filing this current report on Form 8-K in order to properly reflect the increased number of shares registered under registration statement number 33-54375.

The Company filed registration statement number 33-54375 on Form S-3 under the Securities Act of 1993 relating to 8,500,000 shares of the Company's capital stock, and paid a registration fee of $175,512 relating thereto. Registration statement number 33-54375 was declared effective by the Commission on December 13, 1994.

None of the shares registered by the Company under registration statement 33-54375 has been distributed to date.

Between the effective date of registration statement number 33-54375 and the date of this filing, the Company has completed two separate 2-for-1 splits of its capital stock. Under the terms of Rule 416(b) of the Securities Act of 1933, by virtue of the completion by the Company of the two intervening 2-for-1 stock splits in May 1997 and May 1999, there are now a total of 34,000,000 shares of capital stock available to the Company for distribution under registration statement number 33-54375.

Under Rule 429 of the Securities Act of 1933, the 34,000,000 shares now registered under registration statement number 33-54375 will be carried forward to a future registration statement or statements.

Forward-Looking and Cautionary Statements

Except for the historical information and discussions contained herein, statements contained in this report may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, as discussed in the Company's filings with the Securities and Exchange Commission.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                             INTERNATIONAL BUSINESS MACHINES CORPORATION
                                            (Registrant)


Date: August 5, 1999                  By: /s/ Andrew Bonzani
                                              Andrew Bonzani
                                              Assistant Secretary
                                              and Senior Counsel